UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

WP Glimcher Inc.
(Exact name of Registrant as specified in its Charter)

Indiana	001-36252	046-4323686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrants under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Tuesday, June 7, 2016, members of the senior management team of WP Glimcher Inc. (a “Registrant” or “WPG”) used the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K during joint meetings with investors and analysts held in connection with REITWorld® 2016, the annual convention of the National Association of Real Estate Investment Trusts (NAREIT) held in New York, NY.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K, the exhibits hereto, and the statements made by members of the Registrant’s senior management team at the event described in this Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Registrant concerning future events and their potential effects on WPG, including, but not limited to, statements relating to anticipated financial and operating results, WPG’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of WPG’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: the ability to satisfy the conditions to transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance the transactions; the effect of the announcement of transaction(s) on the WPG’s relationships with their respective tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; risks related to the January 2015 merger with Glimcher Realty Trust (“Glimcher”), including the ability to fully and effectively integrate WPG’s business with that of Glimcher; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s tax positions; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties (including joint ventures); expected gains on debt extinguishment; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; assets that may be subject to impairment charges; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s statements and periodic reports filed with the Securities and Exchange Commission, including those described under “Risk Factors”. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this press release and WPG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Actual results may differ materially from current projections, expectations, and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1    WP Glimcher Investor Presentation – June 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WP Glimcher Inc.
(Registrant)

Date: June 7, 2016	By:	/s/ Gregory A. Gorospe
Gregory A. Gorospe Executive Vice President, General Counsel & Secretary